UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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HCC INSURANCE HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

TOKIO MARINE HOLDINGS, INC.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On June 10, 2015, (i) Tokio Marine Holdings, Inc. (Tokio Marine) and HCC Insurance Holdings, Inc. (HCC) issued a joint press release; (ii) Tokio Marine issued a press release in Japanese; (iii) Tokio Marine and HCC held two joint teleconferences for members of the international investment community and referenced a slide presentation during such calls; and (iv) HCC made available a video message to its employees, which included messages from representatives of HCC and Tokio Marine.  The text of the joint press release, the English language translation of the Japanese press release, the investor slide presentation referenced in the two joint teleconferences, and the transcript of the video message are as follows:

FOR IMMEDIATE RELEASE

TOKIO MARINE HOLDINGS TO ACQUIRE HCC INSURANCE HOLDINGS IN $7.5 BILLION TRANSACTION

Significant expansion of International business by Tokio Marine

Opportunity to combine HCC’s specialty expertise with Tokio Marine’s global resources

Diversified and highly profitable global portfolio with low volatility over market cycle

Tokyo, Japan and Houston, Texas, June 10 — Tokio Marine Holdings, Inc. (TMHD) and HCC Insurance Holdings, Inc. (HCC) (NYSE: HCC) today announced that they have entered into a definitive agreement under which TMHD will acquire all outstanding shares of HCC, a U.S. insurance holding company comprising property & casualty, accident & health and other specialty insurance businesses, for $78.00 in cash per share, through TMHD’s wholly owned subsidiary, Tokio Marine & Nichido Fire Insurance Co., Ltd. (TMNF). The acquisition price of $78.00 per share represents a 35.8% premium to HCC's average share price over the past one month and a 37.6% premium to the share price as of close of business on June 9, 2015. The total transaction value is approximately $7.5 billion, and the transaction is expected to close in the fourth quarter of 2015.

The acquisition of HCC significantly enhances Tokio Marine’s operations in the United States, the largest insurance market in the world, and internationally. With strong business platforms in Japan and in international markets, the transaction solidifies Tokio Marine’s standing as a truly global insurer with premier specialty franchises. The transaction further expands Tokio Marine’s product offerings and capabilities with market leading positions in new lines of business including Accident & Health (A&H), Directors’ & Officers’ liability (D&O), agriculture and other specialty lines globally.

HCC, founded in 1974, underwrites more than 100 classes of specialty insurance products through three key segments.

•                  North America Property & Casualty: a diverse portfolio of specialty businesses, including D&O, agriculture, primary casualty, aviation, surety, sports and entertainment disability/contingency and public risk, that require strong technical underwriting expertise;

•                  A&H: market leading position in medical stop-loss and other medical products that are short-tail and not correlated with the traditional property & casualty insurance market cycle;

•                  International: underwrites London market lines as well as global specialty businesses, including D&O, professional indemnity, surety and credit through Lloyd’s and company platforms.

HCC has a proven track record of disciplined growth and best-in-class underwriting profitability, with industry leading underwriting experts across its businesses.

Tsuyoshi Nagano, President of Tokio Marine, said, “In line with the strategy to expand our International business, the acquisition enables Tokio Marine to build a more diversified and highly profitable global portfolio with low volatility, taking into account the nature of HCC’s businesses which are largely non-correlated, have limited catastrophe exposure and are less dependent on property & casualty market cycles. HCC is a top tier specialty insurer with market leading underwriting capabilities. Leveraging Tokio Marine’s financial strength and global footprint, HCC will further expand the revenues, profits and capabilities of Tokio Marine.”

Christopher J.B. Williams, Chief Executive Officer of HCC, said, “This transaction yields significant value for HCC’s shareholders. With Tokio Marine, HCC gains an international footprint to expand our diverse portfolio and expertise globally, a financial foundation on which to compete with larger insurers and the opportunity to offer our clients expanded coverages. Tokio Marine’s values and underwriting culture are aligned with HCC’s. We believe the combination is an excellent extension of Tokio Marine’s stated long-term business strategy, and we are excited to be a part of that strategy.”

President Nagano concluded, “Tokio Marine has great respect for the consistent profitability that HCC has achieved under the leadership of its highly experienced management team. With shared values and the continued support from the management team, we will build a long and successful partnership together.”

HCC represents Tokio Marine’s most significant acquisition since it acquired Delphi Financial Group, Inc. in 2012, and Philadelphia Consolidated Holding Corp. and Kiln Ltd. in 2008. The transaction is expected to be EPS and ROE accretive to Tokio Marine.

Certain Transaction Terms:

Under the terms of the agreement, Tokio Marine will acquire 100% of the shares of HCC for $78.00 in cash per share. HCC is permitted to continue to pay regular quarterly cash dividends of up to $0.295 per share, per quarter, until the transaction closes. The acquisition will be financed through the utilization of Tokio Marine’s cash on hand together with borrowings. The consummation of the transaction is not subject to any financing condition.

Approvals and Timing:

The Board of Directors of TMHD and the Board of Directors of HCC have unanimously approved the transaction. The acquisition is subject to the approval of HCC’s shareholders and the approval of various regulatory authorities, as well as other customary closing conditions. The transaction is expected to close in the fourth quarter of 2015.

Credit Suisse and Evercore acted as financial advisors to Tokio Marine in this transaction and Sullivan & Cromwell LLP provided external legal counsel. Goldman Sachs acted as financial advisor to HCC and Willkie Farr & Gallagher LLP provided external legal counsel.

Enquiries:

Tokio Marine Holdings, Inc.

Jun Ehara, Manager

Corporate Planning Department

Email: ir@tokiomarinehd.com

Tel: +81-3-5223 -3212

HCC Insurance Holdings, Inc.

Doug Busker, Director of Investor Relations

Email: dbusker@hcc.com

Tel: +1-713-996-1192

Press and Investor Conferences:

TMHD will host a press conference at the 15th Floor Conference Room of the Tokio Marine Nichido Annex Building in Tokyo to discuss the transaction on June 10 at 4:00 P.M. Japan time (2:00 A.M. Central daylight time).

TMHD and HCC will host two joint teleconferences for the international investment community in order to accommodate time differences between Japan and the United States. The first joint teleconference will be held on June 10 at 7:00 P.M. Japan time (5:00 A.M. Central daylight time) and the second joint teleconference will be held on June 10 at 10:00 P.M. Japan time (8:00 A.M. Central daylight time). Both joint teleconferences will be held in Japanese and English with simultaneous or consecutive interpretation and can be accessed by dialing +1-866-784-9136 (U.S. and Canada callers (*)) and entering the passcode (*) approximately ten minutes prior to each joint teleconference. Accompanying material related to the joint teleconferences will be available for download at http://www.tokiomarinehd.com/en at approximately 4:30 P.M. Japan time (2:30 A.M. Central daylight time). This accompanying material will be the same for both joint teleconferences.

* For dial-in numbers of countries other than U.S. and Canada, please contact Kei Kobayashi of TMHD by e-mail to ibdd@tokiomarinehd.com or by telephone at +1-81-(0)3-6267-5805.

About Tokio Marine Holdings, Inc.:

Established in the year 1879 in Japan, Tokio Marine Holdings, Inc. is the insurance holding company for Tokio Marine Group, which undertakes Domestic Non-Life insurance, Domestic Life insurance, International business, and Financial and General businesses. With a presence in approximately 40 countries, Tokio Marine Group ranks as one of the world’s most globally diversified and financially secured insurance group.

As Japan’s largest insurance group, Tokio Marine Group is listed on the Tokyo Stock Exchange with over Yen 20.8 trillion ($173 billion) in total assets, Yen 4.3 trillion ($36 billion) of total revenues (as at end of March 2015) and approximately 40,000 employees. Tokio Marine’s major subsidiaries have financial strength ratings of “AA- (Very Strong)” from Standard & Poor’s Financial Services LLC and “A++ (Superior)” from A.M. Best Company, Inc.

About HCC Insurance Holdings, Inc.:

Headquartered in Houston, Texas, HCC Insurance Holdings, Inc. is a world leading specialty insurer with offices in the United States, the United Kingdom, Spain and Ireland. HCC’s common stock is listed on the New York Stock Exchange under the symbol HCC, and its corporate website address is www.hcc.com

As of March 31, 2015 HCC had total assets of $11.0 billion, shareholders’ equity of $3.9 billion and approximately 2,500 employees. HCC’s major domestic and international insurance companies have financial strength ratings of “AA (Very Strong)” from Standard & Poor’s Financial Services LLC and “A+ (Superior)” from A.M. Best Company, Inc.

Additional Information About the Proposed Merger and Where to Find It

This communication relates to a proposed merger between HCC and a subsidiary of Tokio Marine Holdings, Inc. that will be the subject of a proxy statement that HCC intends to file with the U.S. Securities and Exchange Commission (the “SEC”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the proxy statement or any other document that HCC may file with the SEC or send to its stockholders in connection with the proposed merger. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC OR SENT TO HCC’S STOCKHOLDERS AS THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov). You may also obtain documents filed by HCC with the SEC by contacting HCC at Investor Relations, HCC Insurance Holdings, Inc., 13403 Northwest Freeway, Houston, Texas 77040, by email at InvestorRelations@hcc.com or by visiting the Investor Relations section of HCC’s website at www.hcc.com

Participants in the Solicitation

Tokio Marine Holdings, Inc. and HCC and its directors, executive officers and other members of management and employees may be deemed to be participants in any solicitation of proxies in connection with the proposed merger. Information about HCC’s directors and executive officers is available in HCC’s proxy statement dated April 9, 2015 for its 2015 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any investment or voting decisions.

Cautionary Statement Regarding Forward-Looking Statement

This communication and other written or oral statements made by or on behalf of HCC or Tokio Marine contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are made under the “safe harbor” provisions of The Private Securities Litigation Reform Act of 1995. In particular, statements using words such as “may,” “will,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “plan,” “project,” “continue” or “potential,” or their negatives or variations, and similar terminology and words of similar import, generally involve forward-looking statements. Forward-looking statements reflect HCC’s or Tokio Marine’s current views, plans or expectations with respect to future events and financial performance. They are inherently subject to significant business, economic, competitive and other risks, uncertainties and contingencies. The inclusion of forward-looking statements in this or any other communication should not be considered as a representation by HCC, Tokio Marine or any other person that current plans or expectations will be achieved. Forward-looking statements speak only as of the date on which they are made, and neither HCC nor Tokio Marine undertakes any obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as otherwise required by law. There are or will be important factors that could cause actual results to differ materially from those expressed in any such forward-looking statements, including but not limited to the following: the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; required governmental approvals of the merger may not be obtained or may not be obtained on the terms expected or on the anticipated schedule, and adverse regulatory conditions may be imposed in connection with any such governmental approvals; HCC’s stockholders may fail to approve the merger; the parties to the merger agreement may fail to satisfy other conditions to the completion of the merger, or may not be able to meet expectations regarding the timing and completion of the merger; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the announcement of the proposed merger; HCC may be unable to retain key personnel; the amount of the costs, fees, expenses and other charges related to the proposed merger; and other factors affecting future results disclosed in HCC’s filings with the SEC, including but not limited to those discussed under Item 1A, “Risk Factors”, in HCC’s Annual Report on Form 10-K for the year ended December 31, 2014, which are incorporated herein by reference.

(English Translation)

June 10, 2015

Tokio Marine Holdings, Inc.

Agreement to Acquire a World Leading Specialty Insurer, HCC Insurance Holdings, Inc.

Tokio Marine Holdings, Inc. (“TMHD”) (President: Tsuyoshi Nagano) today announced a definitive agreement to acquire 100% of the outstanding shares of HCC Insurance Holdings, Inc. (“HCC”), a U.S. insurance holding company comprising property & casualty, accident & health and other specialty insurance businesses (hereinafter: “the Acquisition”), through TMHD’s wholly owned subsidiary, Tokio Marine & Nichido Fire Insurance Co., Ltd. (“TMNF”).

The Acquisition has been unanimously approved by the Board of Directors of TMHD and the Board of Directors of HCC.

1.              Background

(1)         As a global insurance group, the Tokio Marine Group has been focused on continued expansion of its International business in size and profits as a driving force for its growth strategy. We are pursuing growth opportunities to build a diversified business portfolio through organic and strategic M&A initiatives in developed countries as well as emerging countries.

(2)         As part of the overall M&A strategy, in developed markets, we entered the Lloyd’s market through the acquisition of Kiln Ltd. (“Kiln”) in March, 2008, and we entered the U.S. market through the acquisition of Philadelphia Consolidated Holding Corp. (“Philadelphia”) in December, 2008 and the acquisition of the Delphi Financial Group, Inc. (“Delphi”) in May, 2012. In emerging markets, we have achieved strong growth by actively expanding in both property & casualty and life in regions such as Southeast Asia and Latin America. Throughout our expansion, we have continued to look for high quality acquisition opportunities to achieve further profitable growth and enhance capital efficiency.

(3)         As described in paragraphs “3” and “4” and in Appendix 1 below, HCC is a world leading specialty (*1) insurer with operations in the United States, and further international operations including in the United Kingdom, Spain and Ireland. Led by its highly experienced management, the company has a proven track record of disciplined growth and best-in-class underwriting profitability and financial strength.

(*1) Specialty insurance is a type of insurance product that often covers risks that are not covered by standard insurance policies and requires specific underwriting capability and technical expertise.

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(4)         The Acquisition accelerates growth in scale and profits for the International business of Tokio Marine Group resulting in a more globally diversified portfolio. The Acquisition will lead to a more solid Group business foundation through improvement in capital efficiencies and sustainable profit growth.

2. Overview of the Acquisition

(1) Acquisition Target: HCC Insurance Holdings, Inc. (TMHD intends to acquire 100% of HCC’s outstanding shares through TMNF).

(2) Shares to be acquired, acquiring price and shares owned before and after the Acquisition

(a)Number of shares held before the Acquisition	0 shares (Ownership percentage : 0%)
(b)Number of shares to be acquired	96,201,045 shares (*2) (percentage of outstanding shares : 100%)
(c) Acquisition price	Acquisition price : approximately USD 7,500 Million Advisory fees: approximately USD 30 Million Total: approximately USD 7,530 Million (JPY 941 Billion) (*3)

(*2) The numbers shown above are based on the projected fully diluted shares at closing of HCC (including dilution resulting from settlement of stock based compensation related to the Acquisition).

(*3) Exchange rate is $1 = JPY 125 unless otherwise noted.

(3) Acquisition terms: USD $78.00 per share (approximately JPY 9,750)

This Acquisition price constitutes a price to book ratio of 1.90 times HCC’s book value per share of $41.03 as of March 31, 2015. Furthermore, the Acquisition price represents a 35.8% premium to HCC's average share price over the past one month and a 37.6% premium to the share price as of the close of business on June 9, 2015.

After careful analysis and review of HCC’s assets, business operations and prospects, TMHD considers this Acquisition price as fair and reasonable.

(4) Financing: The Acquisition will be financed through the utilization of Tokio Marine Group’s cash on hand and borrowings.

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3. Overview of HCC (see Appendix 1 for further details)

(1) Company name	HCC Insurance Holdings, Inc.
(2) Registered office	Corporate Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801 U.S.A.
(3) Name of Chairman and CEO	Chairman Robert A. Rosholt CEO Christopher J.B. Williams
(4) Nature of business	Insurance holding company (common stock listed on the New York Stock Exchange) comprising property & casualty, accident & health and other insurance businesses
(5) Capital	USD 126,794,000 (as of March 31, 2015)
(6) Date of establishment	July 23, 1974
(7) Major shareholders and	T. Rowe Price Associates, Inc.	8.41%
ownership percentage	The Vanguard Group	6.83%
(As of April 1, 2015)	Eaton Vance Management	6.59%
(8) TMHD’s relationship with HCC	BlackRock, Inc.	6.17%
	Capital and management	No notable capital or management relationships between TMHD and HCC or with our affiliates and HCC’s
	Business	Reinsurance transaction exists between HCC’s affiliates and TMHD’s affiliates.

(9) Consolidated financial results of the past three years(*4)

Fiscal year	December, 2012		December, 2013		December, 2014
Consolidated net assets	USD	3,542M	USD	3,674M	USD	3,903M
Consolidated total assets	USD	10,267M	USD	10,344M	USD	10,714M
Consolidated net assets per share	USD	35.10	USD	36.62	USD	40.44
Gross written premium	USD	2,784M	USD	2,880M	USD	3,001M
Pre tax earnings	USD	554M	USD	572M	USD	661M
Consolidated net income	USD	391M	USD	407M	USD	458M
Consolidated net income per share (basic)	USD	3.84	USD	4.05	USD	4.62
Cash dividends declared, per share	USD	0.64	USD	0.78	USD	1.04
Combined ratio(*5)		84.1%		83.9%		82.5%

(*4) On a U.S.GAAP accounting basis (from 10-K). Some figures may differ slightly (rounded down) from HCC’s disclosure to comply with the disclosure rules of the Japanese Stock Exchange.

(*5) Revised to reflect a change in the basis of calculation in Q1 2015.

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4. Description of HCC

(1) HCC focuses on specialty insurance that requires strong underwriting technical expertise and has established market leading positions in many markets.

(2) HCC’s business portfolio is diverse with over 100 classes of largely non-correlated specialty lines of business such as Accident & Health (A&H) (*6), Directors’ & Officers’ liability (D&O), agriculture, aviation, surety and credit. The vast majority of its lines of business (such as A&H) are less dependent on the traditional property & casualty insurance market cycle and have limited exposure to natural catastrophe risks.

(3) Given HCC’s portfolio is diverse with low volatility, HCC has consistently achieved disciplined growth, strong underwriting profitability and maintained its financial strength. HCC is viewed as the best-in-class insurer among its specialty peers.

•                  Profitability: Average combined ratio over the past ten years is 86.0% and average ROE over the past ten years is 12.6%. In addition, HCC has the lowest expense ratio among its industry peers.

•                  Growth: Compound Annual Growth Rate of net income after tax over the past ten years is 11.1%.

•                  Underwriting stability: Standard deviation of the past ten years’ combined ratio is 3.5%, demonstrating low volatility.

•                  Financial strength: Maintains excellent financial strength with very strong ratings from internationally recognized rating agencies (S&P: AA, AM Best: A+, Moody’s: A1, Fitch: AA).

(*6) A&H insurance includes Medical stop-loss and short term medical. Medical stop-loss clients are companies and groups which self-insure medical coverage. When the self-insured losses exceed a specified amount, the medical stop-loss policy covers insurance claims for the portion exceeding that amount.

5. Strategic Rationale

(1) Establishment of a more solid Group business foundation, through capital efficiencies and sustainable profit growth

Taking into account the nature of HCC’s portfolio with no significant overlap with Tokio Marine’s existing operations, the Acquisition will further diversify the risk exposures in our global portfolio leading to significant improvement in capital efficiency and sustainable profit growth. This will enable us to establish a more solid Group business foundation. On a proforma basis giving effect to the Acquisition, the 2015 forecast adjusted ROE for Tokio Marine Group will increase by 1.5% to 9.3% and the 2015 forecast adjusted EPS will increase by 12% to ¥480 (*7).

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(*7) The figures shown here are the simulated simple sum of the annual projection for TMHD’s FY2015 results and TMHD’s preliminary estimates for HCC’s 2015 calendar year results. We will disclose the financial impact of this Acquisition on Tokio Marine Group’s consolidated results for the fiscal year ending 2015 when available during our standard reporting period.

(2) Continued expansion of revenues and profits of International business through strengthening of its business franchise

With HCC joining the Tokio Marine Group, we will accelerate growth in scale and profit for the International business and pursue additional growth opportunities as a group globally.

•                  We will significantly enhance our presence in the U.S., the largest insurance market in the world, complementary to the solid foundation in our home market, Japan.

•                  Combining HCC with Kiln, Philadelphia and Delphi, the Acquisition solidifies Tokio Marine’s standing as a truly global insurer with premier specialty franchises. In addition we will build our capabilities in new market leading businesses including A&H, D&O, agriculture and other specialty lines globally.

•                  As a result of the Acquisition, the profits for International business will increase by 38% to ¥175B, and its proportion within the Group will increase from 38% to 46% (*7).

(3) Complementary strengths to create long term synergies

By combining HCC’s strengths such as underwriting expertise in diverse classes of business and Tokio Marine’s strengths such as global footprint, financial strength / underwriting capacity and investment expertise, we will facilitate new business opportunities and create synergies.

•                  Given our complementary strengths, we will enhance our product and service proposition to our clients. Leveraging Tokio Marine’s global footprint, we will cross sell HCC’s main products such as A&H, D&O and other specialty lines to our clients in both developed (including Japan) and emerging markets.

•                  With Tokio Marine’s financial strength, we will increase HCC’s underwriting capacity and achieve efficiencies on HCC’s outwards reinsurance treaty programs and increase profits and ROE.

•                  We will also utilize Delphi’s superior investment expertise to further enhance HCC’s investment return.

6. Acquisition Process

Under and in accordance with applicable laws and regulations in the U.S., the Acquisition will be implemented by first establishing TMNF’s special purpose company in Delaware, and then merging it with and into HCC (*8). Through this process, TMNF will purchase the entire

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outstanding shares in return for consideration to HCC’s shareholders. The Acquisition is subject to the approval of HCC’s shareholders and the approval of various regulatory authorities, as well as other customary closing conditions.

We intend to proceed expeditiously on the merger process and expect to complete the Acquisition during October to December in 2015.

(*8) This process is called a reverse triangular merger under the related laws and regulations in the U.S., which is similar to a triangular merger in Japan. This is a common method used for acquisitions in the U.S.

7. Schedule

Date of delivery of shares	TBD (The Acquisition is subject to HCC’s shareholders approval, regulatory approvals and customary closing conditions)

8. Impact on financial results of TMHD

We will disclose the financial impact of this Acquisition on Tokio Marine Group’s consolidated results for the fiscal year ending 2015 when available during our standard reporting period. For further references, HCC’s financial results for the past three years are summarized in section 3 above.

Enquiries:

Tokio Marine Holdings, Inc.

Jun Ehara, Manager

Corporate Communications and Investor Relations Group

Email: ir@tokiomarinehd.com

Tel: +81-3-5223 -3212

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Appendix 1

Overview of HCC

1.                Headquarters: Houston, Texas (registered office: Wilmington, Delaware)

2.                Business territories: offices in the U.S., the United Kingdom, Spain and Ireland

3.                Main segments and lines of business:

(1) North America Property & Casualty: D&O, agriculture, primary casualty, aviation, surety, sports & entertainment disability / contingency, public risk, etc.

(2) Accident & Health: medical stop-loss and other short term medical products, etc.

(3) International: energy, marine, property, A&H, D&O, professional indemnity, surety, credit, etc.

4.                Financial results history (growth of net income after tax, trends of profitability etc.)

(1) Growth of net income after tax: CAGR of past 10 years is 11.1% (see table below).

($ in millions)

Year	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	CAGR
Net earnings	160	192	338	392	302	354	345	255	391	407	458	11.1%

(2) Profitability: average combined ratio (*9) over 3 years: 83.5%, over 5 years: 85.5%, and over 10 years: 86.0%.

(3) Shareholders’ value performance: Total Value Creation (*10) over the past 10 years is 15.4% (annual average), the second best among the listed property & casualty insurers per Dowling and Partners.

(*9) Based on the annual financial reports submitted to SEC (Form 10-K). Combined ratios are revised to reflect a change in Q1 2015.

(*10) Total Value Creation represents growth in tangible book value per share including dividends.

5.                Number of employees: approximately 2,500

6.                Financial ratings: S&P / AA (ERM evaluation: strong), A.M. Best / A+, Moody’s / A1, Fitch / AA

7.                Others (exposure to natural catastrophe):

Natural Catastrophe risks (U.S. Named Wind, European Wind, and U.S. Earthquake risks) exposures (loss amount after tax with a Natural Catastrophe loss with return period of 1 in 250 years) are about 2% (about $80M) of shareholders’ equity respectively.

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Appendix 2

<Provisional Calculation of the impact of the Acquisition on our profits based on FY2015 forecast (*11)>

1.              Breakdown of Tokio Marine Group’s adjusted net income

	Before Acquisition	After Acquisition
Japanese P&C Operations	40%	35%
Japanese Life Operations	21%	18%
International Operations	38%	46%
Financial & General Operations	1%	1%

2.              Regional breakdown of Tokio Marine Group’s International business

	Before Acquisition	After Acquisition
North America	52%	62%
Europe/Middle East	13%	10%
Central/South America	9%	7%
Asia/Oceania	10%	8%
Reinsurance	8%	6%
Life	8%	6%

(*11) The figures shown here are the simulated simple sum of the annual projection for TMHD’s FY2015 results and TMHD’s preliminary estimates for HCC’s 2015 calendar year results. We will disclose the financial impact of this Acquisition on Tokio Marine Group’s consolidated results for the fiscal year ending 2015 when available during our standard reporting period. FX as of end 3/31/15 ($1=120.17).

Cautionary Statement Regarding Forward-Looking Statements

This communication and other written or oral statements made by or on behalf of HCC or TMHD contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are made under the “safe harbor” provisions of The Private Securities Litigation Reform Act of 1995. In particular, statements using words such as “may,” “will,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “plan,” “project,” “continue” or “potential,” or their negatives or variations, and similar terminology and words of similar import, generally involve forward-looking statements. Forward-looking statements reflect HCC’s or TMHD’s current views, plans or expectations with respect to future events and financial performance. They are inherently subject to significant business, economic, competitive and other risks, uncertainties and contingencies. The inclusion of forward-looking statements in this or any other communication should not be considered as a representation by HCC, TMHD or any other person that current plans or expectations will be achieved.

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Forward-looking statements speak only as of the date on which they are made, and neither HCC nor TMHD undertakes any obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as otherwise required by law. There are or will be important factors that could cause actual results to differ materially from those expressed in any such forward-looking statements, including but not limited to the following: the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; required governmental approvals of the merger may not be obtained or may not be obtained on the terms expected or on the anticipated schedule, and adverse regulatory conditions may be imposed in connection with any such governmental approvals; HCC’s stockholders may fail to approve the merger; the parties to the merger agreement may fail to satisfy other conditions to the completion of the merger, or may not be able to meet expectations regarding the timing and completion of the merger; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the announcement of the proposed merger; HCC may be unable to retain key personnel; the amount of the costs, fees, expenses and other charges related to the proposed merger; and other factors affecting future results disclosed in HCC’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including but not limited to those discussed under Item 1A, “Risk Factors”, in HCC’s Annual Report on Form 10-K for the year ended December 31, 2014, which are incorporated herein by reference.

Additional Information and Where to Find It

This communication relates to a proposed merger between HCC and TMNF that will be the subject of a proxy statement that HCC intends to file with the SEC. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the proxy statement or any other document that HCC may file with the SEC or send to its stockholders in connection with the proposed merger. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC OR SENT TO HCC’S STOCKHOLDERS AS THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov). You may also obtain documents filed by HCC with the SEC by contacting HCC at Investor Relations, HCC Insurance Holdings, Inc., 13403 Northwest Freeway, Houston, Texas 77040, by email at InvestorRelations@hcc.com or by visiting the Investor Relations section of HCC’s website at www.hcc.com

Participants in Solicitation

TMHD and HCC and its directors, executive officers and other members of management and employees may be deemed to be participants in any solicitation of proxies in connection with the proposed merger. Information about HCC’s directors and executive officers is available in HCC’s proxy statement dated April 9, 2015 for its 2015 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any investment or voting decisions.

9

Acquisition of HCC June 10, 2015 Significant international expansion by Tokio Marine Tokio Marine Holdings, Inc. President, Tsuyoshi Nagano

Additional Important Information About the Proposed Merger and Where to Find It This communication relates to a proposed merger between HCC and a subsidiary of Tokio Marine Holdings, Inc. that will be the subject of a proxy statement that HCC intends to file with the U.S. Securities and Exchange Commission (the “SEC”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the proxy statement or any other document that HCC may file with the SEC or send to its stockholders in connection with the proposed merger. Investors and stockholders are urged to read the proxy statement and all other relevant documents filed with the SEC or sent to HCC’s stockholders as they become available, because they will contain important information about the proposed merger. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov). You may also obtain documents filed by HCC with the SEC by contacting HCC at Investor Relations, HCC Insurance Holdings, Inc., 13403 Northwest Freeway, Houston, Texas 77040, by email at InvestorRelations@hcc.com or by visiting HCC’s website at www.hcc.com. Participants in the Solicitation Tokio Marine Holdings, Inc. and HCC and its directors, executive officers and other members of management and employees may be deemed to be participants in any solicitation of proxies in connection with the proposed merger. Information about HCC’s directors and executive officers is available in HCC’s proxy statement dated April 9, 2015 for its 2015 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any investment or voting decisions. Cautionary Statement Regarding Forward-Looking Statements This communication and other written or oral statements made by or on behalf of HCC or Tokio Marine contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are made under the “safe harbor” provisions of The Private Securities Litigation Reform Act of 1995. In particular, statements using words such as “may,” “will,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “plan,” “project,” “continue” or “potential,” or their negatives or variations, and similar terminology and words of similar import, generally involve forward-looking statements. Forward-looking statements reflect HCC’s or Tokio Marine’s current views, plans or expectations with respect to future events and financial performance. They are inherently subject to significant business, economic, competitive and other risks, uncertainties and contingencies. The inclusion of forward-looking statements in this or any other communication should not be considered as a representation by HCC, Tokio Marine or any other person that current plans or expectations will be achieved. Forward-looking statements speak only as of the date on which they are made, and neither HCC nor Tokio Marine undertakes any obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as otherwise required by law. There are or will be important factors that could cause actual results to differ materially from those expressed in any such forward-looking statements, including but not limited to the following: the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; required governmental approvals of the merger may not be obtained or may not be obtained on the terms expected or on the anticipated schedule, and adverse regulatory conditions may be imposed in connection with any such governmental approvals; HCC’s stockholders may fail to approve the merger; the parties to the merger agreement may fail to satisfy other conditions to the completion of the merger, or may not be able to meet expectations regarding the timing and completion of the merger; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the announcement of the proposed merger; HCC may be unable to retain key personnel; the amount of the costs, fees, expenses and other charges related to the proposed merger; and other factors affecting future results disclosed in HCC’s filings with the SEC, including but not limited to those discussed under Item 1A, “Risk Factors”, in HCC’s Annual Report on Form 10-K for the year ended December 31, 2014, which are incorporated herein by reference. Disclaimer 2

Discussion Topics Overview of the Transaction Key Strengths of HCC Strategic Rationale of the Transaction Appendices 3 1 2 3

Strategic Rationale of the Transaction Key Strengths of HCC Transaction Highlights Establishment of a more solid Group business foundation, through capital efficiencies and sustainable profit growth Continued expansion of International business, which results in a more globally diversified portfolio and solidifies Tokio Marine’s standing as a truly global insurer with premier specialty franchises Complementary strengths to create long term synergies A world leading specialty1 insurer with strong underwriting capability Diversified and highly profitable portfolio Proven track record of disciplined growth and best-in-class underwriting profitability 4 Specialty insurance is a type of insurance product that often covers risks that are not covered by standard insurance policies and requires specific underwriting capability and technical expertise

Overview of the Transaction 1 5

Transaction Structure Transaction Structure and Key Terms Acquisition of 100% of the outstanding shares of HCC by TMNF in cash Consideration $78.00 per HCC share / approximately $7.5 billion1 (JPY 940 billion2) total consideration 1.90x book value per share as of March 31, 2015 35.8% premium to HCC’s average share price over the past one month, 37.6% premium to closing price of $56.69 on June 9, 2015 Implied maximum goodwill of $4.5 billion (JPY 560 billion2) Cash on hand together with external funding (no equity financing) Required Approvals Approval of HCC shareholders Customary regulatory approvals Expected Closing Date During October to December in 2015 Management Highly experienced HCC management team to continue to lead the business Funding 6 Tokio Marine received opinions from each of Credit Suisse Securities (USA) LLC and Evercore Group LLC, dated June 9, 2015, to the effect that, based upon and subject to assumptions made, procedures followed, matters considered and limitations on review undertaken by each such financial advisor, in each case noted in the respective opinion, the consideration to be paid in the Transaction was fair, from a financial point of view, to Tokio Marine. (2) FX rate ($1=125 JPY).

Key Strengths of HCC 2 7

Key Strengths of HCC A World Leading Specialty Insurer Disciplined Growth and Best-in-Class Underwriting Profitability Diverse and Highly Profitable Portfolio Specialty businesses that require strong underwriting technical expertise Market leading positions in A&H, D&O, agriculture and other specialty lines Over 100 classes of largely non-correlated lines of business Less dependent on the traditional P&C market cycles Limited exposure to natural catastrophe risks History of disciplined growth / best-in-class underwriting profitability Sustainable profit generation with low volatility Superior long term value creation Financial strength with solid Enterprise Risk Management 8

Pre-Tax Earnings (2014) North America P&C Accident & Health International Details of Key Segments A World Leading Specialty Insurer Company Overview Founded in 1974; listed on NYSE with a market cap of $5.5 billion (JPY 688 billion2) Headquartered in Houston, Texas with offices in the United States, the United Kingdom, Spain and Ireland Chairman: Robert A. Rosholt; CEO: Christopher J.B. Williams Credit ratings: S&P: AA (Very Strong) <ERM: strong>; AM Best: A+ (Superior); Moody’s A1 (Good Security); Fitch: AA (Very Strong) Approximately 2,500 employees Comprised of D&O, agriculture, primary casualty, aviation, surety, sports & entertainment disability / contingency, public risk, etc. Comprised of medical stop-loss and other short term medical products, etc. Comprised of energy & marine, property, A&H, D&O, professional indemnity, surety and credit, etc. Financial Highlights (2014) GWP: $3,002M1 Net Earnings: $458M Total Assets: $10,714M Book Value: $3,903M COR: 82.5% ROE: 12.1% On a proforma basis including ProAg acquisition on 1/1/15, GWP is $3.6bn. (2) FX rate ($1=125 JPY). 9 International (19%) North America P&C (49%) Accident & Health ( 32%)

Over 100 classes of specialty insurance products which are largely non-correlated The vast majority of the lines of business are less dependent on the traditional P&C market cycles Limited exposure to natural catastrophe risks Diverse and Highly Profitable Portfolio After-Tax PML2 as % of Shareholders’ Equity HCC’s Gross Written Premiums1 Mix (2014) (1) Proforma including agriculture; (2) 1/1/15 PML excludes reinstatement premium and is based on 1 in 250 year estimates from RMS models and internal PML estimates for lines not modeled in RMS. 10 LOBs that are less dependent on the P&C market cycles (approx. 58%) D&O 15% US Liability 5% Aviation 4% Energy & Marine 4% Property Treaty 4% Other Specialty 4% International Liability 3% Other International 2% Public Risk 2% Medical Stop-loss 25% Agriculture 16% US Surety 5% Sports & Entertainment 4% International Surety & Credit 3% Other A&H 3% US Credit 2% Total 58％ Total 42％ 0.7% 1.1% 0.9% 2.1% 1.1% 2.0% 1 in 100 1 in 250 CA Earthquake European Wind US Named Wind

History of Disciplined Growth 11 Disciplined profit growth due to its consistent underwriting expertise and lowest expense ratio among its industry peers Total Historical Net Earnings Source: 10K reports of HCC and HCC management. CAGR: 11.1% $160m $192m $338m $392m $302m $354m $345m $255m $391m $407m $458m 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Combined Ratio – HCC vs. Peers Best-in-Class Underwriting Profitability Source: HCC investor presentation. SEC filings. Peers reflect average for peer companies (AFG, Argo, Chubb, Markel, Navigators, Old Republic, RLI, Travelers and WRB). (2) Reflects average for three-year, five-year and ten-year result. COR of HCC is consistently lower than the peer average, demonstrating strong focus on underwriting profitability HCC Peers1 1 Year 3-Year2 5-Year2 HCC Peers1 HCC Peers1 HCC Peers1 10-Year2 Outperformance (10.1%) (11.1%) (10.6%) (8.0%) 12 82.5% 83.5% 85.5% 86.0% 92.6% 94.6% 96.1% 94.0%

Comparison of 10-Year Average Combined Ratio and its Variance (Standard Deviation) with Peers Source: HCC investor presentation. Dowling & Partners; data through 12/31/14. Sustainable Profit Generation with Low Volatility HCC has one of the lowest average COR and the lowest volatility in COR over the past 10 years 13 10 Year Average COR Standard Deviation in COR 2nd Quintile 1st Quintile (Lowest) 5th Quintile (Highest) 4th Quintile 3rd Quintile 5th Quintile (Highest) 1st Quintile (Lowest) 2nd Quintile 3rd Quintile 4th Quintile HCC ? Chubb ? W.R.Berkley ? CNA ? RLI ? American Financial ? Arch Capital ? Markel ? ? Navigators ? Travelers ? White Mountains ? Alleghany ? AXIS Capital ? Aspen ? Everest Re ? Allied World ? ProAssurance ? Partner Re ? Endurance ? ACE ? XL Group ? Hartford ? Argo Group ? Baldwin & Lyons

Superior Long Term Value Creation Source: HCC investor presentation. Dowling & Partners; data through 12/31/14. Note: Total Value Creation is growth in tangible book value per share including dividends. Total Value Creation CAGR (2004-2014) 15-Year Total Value Creation: HCC ranks 1st (19%) 20-Year Total Value Creation: HCC ranks 3rd (14%) HCC is one of the best P&C companies in terms of long term value creation 14 15.9% 15.4% 14.1% 13.9% 13.8% 13.8% 12.6% 12.1% 12.1% 11.9% 11.9% 11.8% 11.4% 10.8% 10.7% 10.1% 9.8% 9.7% 9.5% 6.8% 6.2% 4.8% 1.8% 1.7% Arch HCC ACE Travelers ProAssurance WR Berkley Chubb Partner Re Markel AFG RLI AXIS Allied World Navigators Everest Re Argo Endurance Alleghany Aspen White Mountains Baldwin & Lyons CNA Hartford XL Group

Strategic Rationale of the Transaction 3 15

Continued Expansion of our International Businesses


2000
2007
2011
2015
(~2000) business development focused on Japanese clients
Developed Footholds in Non-Japanese Business
Re-insurance
P&C emerging markets
Life emerging markets
TOKIO MARINE
T M R
TOKIO MARINE
Tokio Marine Asia
Established Material Presence in Lloyd's (UK) and the US
Kiln
Kiln
Further Expansion in High Growth Markets
Philadelphia
PHILADELPHIA INSURANCE COMPANIES
Indian life business
Further Growth, Diversification and Capital Efficiency
Delphi
DELPHI
HCC

Step by step expansion since the year 2000
International business grew substantially after 2007 due to transformational acquisitions of Kiln, Philadelphia and Delphi

TOKIO MARINE HCC 16

Our Proven Track Record in M&A 2012 2013 2014 Group total adjusted EPS* Trend of adjusted EPS* 2011 ¥40 ¥ 212 ¥ 317 ¥423 ¥10 Significant Contribution to the Group’s Profit Growth through M&A Strategy and Smooth PMI Mar. 2008 Total adjusted EPS* of 3 companies * Group: adjusted net income per share 3 companies: total of business unit profits per share Dec. 2008 May 2012 Continue to consider new business investment opportunities both in developed and emerging markets while maintaining M&A discipline Acquisition Principles Management strength and compatibility (High quality management sharing our values ) Robust business model High growth potential Smooth PMI (Post Merger Integration) Establishing strong relationship with local management based on mutual trust Implementing effective governance structure while respecting local management Expanding group synergies through sharing and transferring competitive advantages of each company Solid track record of growth post merger ¥54 ¥119 ¥133 17

18 Establishment of a More Solid Group Business Foundation Capital Efficiencies and Sustainable Profit Growth + (Post Acquisition) Tokio Marine Group’s Portfolio will be More Diversified Established a More Solid Group Business Foundation HCC’s Diversified Portfolio Tokio Marine Group’s Portfolio Complementary Portfolio Limited Overlap +

Establishment of a More Solid Group Business Foundation

Impact on Adjusted ROE


9.3%
(Post acquisition illustrative**)
8.2%
8.9%
6.7%*
7.6%*
7.8%*
(Pre-acquisition)
2013
2014
2015
Forecast

Impact on Adj. Net Income


¥370B
(Post acquisition illustrative**)
323
244
255*
298*
¥327B*
(Pre-acquisition)
2013
2014
2015
Forecast

Impact on Adjusted EPS


¥480
(Post acquisition illustrative**)
317
423
¥430
(Pre-acquisition)
2013
2014
2015
Forecast

* Adjusted basis: Adjusted Net Income includes amount of claims related to natural disasters is adjusted to the average level. Adjusted Net Assets include share price and exchange rates which were adjusted to the level at the end of March 2015.

**Post acquisition illustrative: Calculated based on TMHD's preliminary estimates of full year profit contribution net of expenses in relation to the acquisition.

Post transaction, the proforma adjusted ROE will increase by 1.5% and EPS will improve by 12%

The figures shown here are the simulated simple sum of the annual projection for TMHD's FY2015 results and TMHD's preliminary estimates for HCC's 2015 calendar year results. We will disclose the financial impact of this Acquisition on Tokio Marine Group's consolidated results for the fiscal year ending 2015 when available during our standard reporting period.

TOKIO MARINE
Refer to appendices for the definitions of Adjusted Net Income, Adjusted Net Assets and Adjusted ROE.
FX rate as of end 3/31/15 ($1=120.17 JPY).
HCC 19

Further Expansion of International Business



<2015 Forecast>
Pre-Acquisition
Post Acquisition (Pro forma Basis)
Insurance Premiums*
International Business
¥1,145B
32%
¥3,540B
68%
Domestic Business
38%
9% (HCC)
29%
¥3,890B
62%
¥1,500B
Business Unit Profits**
¥127B
38%
¥334B
62%
46%
13% (HCC)
33%
¥382B
54%
¥175B

- **Post Acquisition, the share of premiums for International will increase from 32% to 38%**
- **The share of profits for International will increase from 38% to 46%**

The figures shown here are the simulated simple sum of the annual projection for TMHD's FY2015 results and TMHD's preliminary estimates for HCC's 2015 calendar year results. We will disclose the financial impact of this Acquisition on Tokio Marine Group's consolidated results for the fiscal year ending 2015 when available during our standard reporting period.

Note: *Includes net written premiums and Life Insurance premium. **Includes Domestic Non-Life, Domestic Life, International business and Financial and General businesses. FX rate as of end 3/31/15 ($1=120.17 JPY).

TOKIO MARINE HCC 20

Adjusted Earnings Growth of our Past Acquisitions (2014 vs. First Year after Acquisition) A Truly Global Insurer with Premier Specialty Franchises Note: (*)In 2012, Delphi’s profit was consolidated for half year only, so it is annualized for the calculation of the multiple. + Combining HCC with Tokio Marine Kiln, Philadelphia and Delphi, the transaction solidifies Tokio Marine’s standing as a truly global insurer with premier specialty insurance franchises All three acquired specialty companies grew significantly post acquisition as part of Tokio Marine Group 21 Tokio Marine Kiln (in 100 Mn Yen) (in 100 Mn Yen) (in 100 Mn Yen) Philadelphia Delphi* 2008 2014 2009 2014 2012 2014 0 100 200 300 400 500 0 100 200 300 400 500 0 100 200 300 400 500

Insurer 2014 Market Share AIG 16.3% XL Group 9.8% Chubb 9.2% CNA Financial 6.7% HCC 5.1% Expansion of our Product Offering and Capability Insurer 2013 Market Share Cigna 14.5% HCC 7.6% Sun Life 6.9% United Health 6.9% Wellpoint 6.7% US Medical Stop-loss US D&O US Agriculture (MPCI) Source: MSL: National Association of Insurance Commissioners (NAIC); US D&O: SNL; Agriculture: USDA Risk management Agency 2014 reinsurance year data as of Nov 2014; US Surety and US Aircraft: SNL #2 #5 Expansion in new lines of international business with market leading positions, including A&H, D&O, agriculture and other specialty lines 22 US Surety US Aircraft (all perils) Insurer 2014 Market Share AIG 18.3% Starr Int. 12.5% Allianz 12.1% XL Group 9.9% Berkshire 6.5% HCC 5.5% #6 Insurer 2014 Market Share ACE 19.9% Wells Fargo 19.1% QBE 13.3% Grt. American 8.5% Endurance 8.0% HCC 5.1% #7 Insurer 2014 Market Share Travelers 14.6% Liberty Mutual 13.4% Zurich 9.2% CNA Financial 7.6% Chubb 3.8% HCC 3.0% #8

Complementary Strengths to Create Long Term Synergies Leverage Tokio Marine’s Global Footprint Cross sell A&H, D&O and other specialty products to Tokio Marine’s existing clients, in both developed (including Japan) and emerging markets Leverage Delphi’s Investment Expertise Leverage Tokio Marine’s Financial Strengths / Underwriting Capacity Larger underwriting capacity Efficiencies on outward reinsurance treaty programs Significant synergy potential by combining HCC’s underwriting expertise in diverse classes of business with Tokio Marine’s global footprint, financial strength / underwriting capacity and investment expertise Utilize Delphi’s superior investment expertise to enhance investment return 23

Strategic Rationale of the Transaction Key Strengths of HCC Transaction Highlights A world leading specialty insurer with strong underwriting capability Diversified and highly profitable portfolio Proven track record of disciplined growth and best-in-class underwriting profitability 24 Establishment of a more solid Group business foundation, through capital efficiencies and sustainable profit growth Continued expansion of International business, which results in a more globally diversified portfolio and solidifies Tokio Marine’s standing as a truly global insurer with premier specialty franchises Complementary strengths to create long term synergies

Appendices 25

(1) Expense, loss and combined ratios are revised to reflect a change in the basis of calculation in the first quarter of 2015. Appendix: Financial Statements HCC Historical Income Statement 26 ($ in millions) 2010 2011 2012 2013 2014 Q1 2015 Revenues Gross written premiums $2,579 $2,649 $2,784 $2,880 $3,002 $826 Net written premiums $2,026 $2,182 $2,253 $2,255 $2,373 669 Net premiums earned $2,042 $2,127 $2,243 $2,239 $2,324 601 Net investment income 204 212 223 220 222 53 Other operating income 45 36 30 35 41 9 Net realized investment gains / OTTI 12 (1) 30 42 66 13 Total revenues $2,302 $2,374 $2,526 $2,537 $2,653 $676 Expense Losses and LAE incurred $1,242 $1,429 $1,338 $1,322 $1,327 $365 Policy acquisition costs 255 266 281 279 295 75 Other operating expense 294 300 326 336 341 77 Interest expense 21 23 26 26 28 8 Total expenses $1,812 $2,019 $1,971 $1,964 $1,991 $526 Income (loss) before income taxes $490 $355 $554 $573 $662 $151 ( - ) Tax (provision) / benefit (145) (100) (163) (166) (203) (38) Net income after tax $345 $255 $391 $407 $458 $113 Main indicators ROE 11.0% 7.8% 11.5% 11.3% 12.1% 11.5% Expense ratio (1) 24.7% 24.4% 24.4% 24.8% 25.4% 25.7% Loss ratio (1) 60.8% 67.2% 59.7% 59.1% 57.1% 60.8% Combined ratio (1) 85.5% 91.6% 84.1% 83.9% 82.5% 86.5%

27 (1) Invested assets include total investments, cash and restricted cash. Appendix: Financial Statements HCC Historical Balance Sheet ($ in millions) 2010 2011 2012 2013 2014 Q1 2015 Assets Invested assets (1) $5,933 $6,384 $7,123 $6,903 $7,386 $7,328 Premium, claims and other receivables 636 689 550 580 553 728 Reinsurance recoverables 1,007 1,056 1,071 1,277 1,169 1,176 Ceded unearned premium 279 222 257 305 317 333 Ceded life and annuity benefits 58 61 59 56 48 49 Deferred policy acquisition costs 185 190 192 202 220 237 Goodwill 822 873 886 895 906 949 Other assets 116 123 130 126 115 227 Total assets $9,036 $9,597 $10,268 $10,345 $10,714 $11,026 Liabilities Loss and LAE payable $3,472 $3,658 $3,768 $3,902 $3,728 $3,693 Life and annuity policy benefits 58 61 59 56 48 $49 Reinsurance, premium and claims payable 346 366 295 333 301 434 Unearned premium 1,046 1,031 1,070 1,135 1,199 1,305 Deferred ceding commissions 73 62 75 90 94 101 Notes payable 299 479 584 654 824 889 Accounts payable and accrued liabilities 465 665 876 500 616 621 Total liabilities $5,758 $6,323 $6,725 $6,670 $6,811 $7,093 Equity Total shareholders' equity $3,278 $3,274 $3,543 $3,674 $3,903 $3,933

28 Source: HCC investor presentation. Data as of 3/31/15. Appendix: HCC Asset Allocation (as of March 31, 2015) Munis MBS Corporate ABS Equity Short-Term Foreign Gov’t U.S. Gov’t 5％ 19％ 16％ 47％ 5％ 5％ 2％ 1％ Asset Allocation Fixed Maturity Securities Average Rating AA Average Duration 4.7 years Average Yield 3.3%

29 Appendix: Definition of Adjusted Net Income, Adjusted ROE Adjusted Net Income*1 Adjusted Net Income Net income (consolidated) *2 Provision for catastrophe loss reserves*3 Provision for contingency reserves*3 Provision for price fluctuation reserves*3 Gains or losses on sales or valuation of ALM*4 bonds and interest rate swaps = + + + - Amortization of goodwill and other intangible fixed assets Gains or losses on sales or valuation of fixed assets Other extraordinary gains/losses, valuation allowances, etc + - - Adjusted Net Assets Net assets (consolidated) Catastrophe loss reserves Contingency reserves Price fluctuation reserves = + + + - Goodwill and other intangible fixed assets Adjusted ROE Adjusted Net Income Adjusted Net Assets = ÷ Adjusted Net Assets*1（average balance basis） Adjusted ROE *1: Each adjustment is on an after-tax basis *2: Net income is attributable to owners of the parent *3: Reversals are subtracted *4: ALM: Asset Liability Management. Excluded as counter balance items against market value fluctuations of liabilities under ALM

Investor Relations Contact For further information, please contact: Tokio Marine Holdings, Inc. Corporate Planning Dept. Corporate Communications and Investor Relations Group Shiro Sasaki Email: ir@tokiomarinehd.com URL: http://www.tokiomarinehd.com/en/ Tel: +81-3-3285-0350 30

Transcript of video made available to HCC employees:

Visual	Audio

CHRIS WILLIAMS’ OPENING STATEMENT. SUPER: Chris Williams Chief Executive Officer HCC Insurance Holdings, Inc.

CHRIS: Hello. I have some very exciting news to share with you today.

After careful consideration by our Board of Directors, I am proud to announce that HCC has signed a merger agreement to be acquired by Tokio Marine Holdings, one of the leading insurance groups in the world.

This announcement was made after the market closed in Japan last night and prior to the US market opening today. With your help, HCC has performed extremely well over the years and our Board of Directors determined that this is the right time for HCC to enter into this transaction.

Tokio Marine is an outstanding company. It operates out of 486 Cities in 37 countries around the world. It has a market cap of more than 30 billion dollars—

. . . nearly six times our current size. Combining with Tokio Marine will give us a truly global platform with extensive financial resources and will put us on an equal footing with companies like Travelers, ACE and Chubb.

We have minimal overlap with Tokio Marine’s existing lines of business, and we have an unprecedented opportunity to expand our footprint to more markets around the world. Tokio Marine’s acquisition strategy has been to buy exceptional, high performing businesses and allow them to continue to operate in the same way that made them successful.

FADE TO BLACK

After the closing, HCC will continue to operate as it does today, with our same name, same brand, and same management team. The most significant change is that we will be a subsidiary of Tokio Marine.

Our senior management people is excited about this opportunity and will be staying on to continue managing the day to day operations of the business. Our plan going forward is very much “business as usual.”

In a moment, we’ll talk more about what the announcement means for you and the company at large. I’ve asked some of the senior management from our two companies to share their views. I think you’ll see how closely aligned our underwriting focus and core values are to Tokio Marine’s.

FADE UP: INTERVIEW FOOTAGE (INSERT B-ROLL THROUGHOUT AS APPROPRIATE.) SEGMENT: 01:15:38:12 to 01:16:11:10 SUPER: Kuni Fujii Managing Executive Officer Tokio Marine Holdings	MUSIC: MINIMAL UNDERBED KUNI FUJII: We are extremely pleased to have such a premier, specialty insurance company as a new member of the Tokio Marine Group.

2

CUT TO SEGMENT: 02:46:39:21 to 02:47:00:10 SUPER: Bill Burke President and Chief Operating Officer HCC Insurance Holdings, Inc.	BILL BURKE: This is the largest acquisition by Tokio Marine in the United States. What they are looking for is for us to continue to do what we do best, which is to profitably underwrite business.
CUT TO SEGMENT: 02:54:33:04 to 02:54:53:08 SUPER: Brad Irick Executive Vice President and Chief Financial Officer HCC Insurance Holdings, Inc.	BRAD IRICK: Tokio Marine’s focus has long been to buy franchises and to allow those franchises to continue to perform.
CUT TO SEGMENT: 01:33:49:19 to 01:34:42:15 SUPER: Ian Brimecome Senior Managing Executive Officer and Executive Chairman, International Tokio Marine Holdings

IAN BRIMECOME: We have bought a whole string of companies with very strong brands. Part of the reason we bought those companies and why we have bought HCC is because of those brands. It makes no sense for us at all for us to throw those brands away.

CUT TO SEGMENT: 03:11:54:14 to 03:12:17:22	BRAD IRICK: It’s natural for people to be concerned about their jobs in a situation like this. The good news -

3

to me — the great news — is that we’re going to need more people, not less people.

CUT TO SEGMENT: 02:09:16:00 to 02:09:35:16 SUPER: Barry J. Cook Chairman and Chief Executive Officer HCC International

BARRY COOK: HCC will continue to operate as an independent company as part of the Tokio Marine Group, we will have a much stronger balance sheet in which we can sell our products, and we will be able to expand geographically within the footprint of Tokio Marine.

CUT TO SEGMENT: 01:27:52:08 to 01:28:33:12	IAN BRIMECOME: What you should be telling your family is there is tremendous opportunity here to broaden my career prospects — that there is no downside.
CUT TO SEGMENT: 02:04:48:24 to 02:05:06:00	BARRY COOK: This will provide all sorts of career opportunities for our staff and will enable us to grow throughout Europe and the rest of the world.
CUT TO SEGMENT: 02:13:32:22 to 02:13:50:20

BILL BURKE: There’s very little overlap between the companies, and in fact, Tokio Marine has been very transparent about wanting to retain our people and to give our people opportunities to expand what they’re doing as opposed to looking at this from an expense standpoint.

CUT TO SEGMENT:	BARRY COOK: The culture of both companies is so

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02:22:24:07 to 02:23:00:14	similar. Underwriting discipline, risk selection, long-term view of the marketplace. It’s a perfect fit for both of our companies.
CUT TO SEGMENT: 02:24:20:14 to 02:24:50:15

BILL BURKE: One of the things that struck me as I met the various Tokio Marine people is how long they have worked for the company. As you went around the room, people had been there for 10 years, for 20 years, for their entire career. Clearly Tokio Marine is doing something good for their employees.

CUT TO SEGMENT: 01:18:20:16 to 01:19:01:13

IAN BRIMECOME: I’ve been involved in a hundred mergers and acquisition transactions. And, it’s very pleasing to say that the culture of Tokio Marine is one of great respect —  it’s respect for the employees, it’s respect for the customer.

CUT TO SEGMENT: 01:37:41:17 to 01:38:03:05	KUNI FUJII: We are truly excited with a new opportunity to create a global insurance group with HCC people.
CHRIS WILLIAMS’ CLOSING STATEMENT. SUPER:

CHRIS: This is truly great news for you and our shareholders. We expect the transaction to close later this year, once the conditions to the closing have been satisfied, including the receipt of approvals from regulators and our stockholders.

In the meantime, if you have questions, please send them to this email address: transactionquestions@hcc.com. We will try to answer your questions promptly. We know it’s crucial that you

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TransactionQuestions@hcc.com FADE TO BLACK.

stay informed during this transition.

HCC is a great company made even greater by all of you who have worked so very hard. Today, that hard work has paid off. As you learn more, I know you will share my excitement as HCC moves into its next chapter.

Thank you.

FADE UP: DISCLAIMER INFORMATION. (BREAK INTO 2 SLIDES, IF NECESSARY.)

SUPER:

This video was prepared for release on June 10, 2015.  It references time-sensitive information that is current only as of such date.

Statements included in this communication that are not historical facts are forward-looking statements within the meaning of the federal securities laws.  These forward-looking statements include statements regarding expectations as to the completion of the proposed merger between HCC and a subsidiary of Tokio Marine Holdings, Inc. and the other

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transactions contemplated by the related merger agreement.  Forward-looking statements reflect current views, plans or expectations with respect to future events and are inherently subject to significant risks, including risk factors that are referred to in HCC’s filings with the SEC or detailed in the joint press release issued on June 10, 2015 by HCC and Tokio Marine.  HCC and Tokio Marine specifically disclaim any duty to update forward looking statements made in this call.

HCC intends to file relevant materials with the SEC, including a proxy statement, in connection with the proposed merger.  Tokio Marine and HCC and its directors, executive officers and other members of management and employees may be deemed to be participants in any solicitation of proxies in connection with the proposed merger.  Investors and stockholders are urged to read the proxy statement and all other relevant documents filed with the SEC or sent to HCC’s stockholders as they become

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available, because they will contain important information about the proposed merger.  Investors and stockholders can obtain these documents, when available, free of charge at the SEC’s website and at HCC’s website.

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